UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2019

Date of reporting period:	August 1, 2018 — January 31, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam Investments

Putnam Research Fund

Semiannual report
1 | 31 | 19

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PNRAX

Putnam
Research
Fund

Semiannual report
1 | 31 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

March 8, 2019

Dear Fellow Shareholder:

Investors around the world faced challenging conditions in 2018, with increased volatility and turbulence, and generally more losses than gains for stocks at the end of the year. At the same time, investors who have owned either stocks or bonds for three years or more may still be in positive territory. Historically, periods of market weakness are often followed by recovery and rebounds, and we have already seen evidence of this in the early months of 2019.

If there is any lesson to be learned from these constantly changing markets, it is the importance of positioning your investment portfolio for your long-term goals. We believe that one way is to diversify across different asset classes and investment strategies.

We also believe your mutual fund investment offers a number of advantages, including constant monitoring by experienced investment professionals who maintain a long-term perspective. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

Another key strategy, in our view, is seeking the counsel of a financial advisor. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals such as retirement, evaluating the level of risk appropriate for you, and reviewing your investments on a regular basis and making adjustments as necessary.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you, and we thank you for investing with Putnam.

Featuring the careful stock picks of Putnam’s large-cap equity research analysts, Putnam Research Fund offers investors our best-ideas portfolio that can include both growth- and value-style stocks.

Actively managed by an experienced team

Putnam Research Fund represents the best ideas and stock recommendations from a talented team of senior Putnam analysts. Each sector component is actively managed, which means investments are consistently monitored and adjusted as business fundamentals, market conditions, or opportunities change.

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New ways of thinking are at the heart of Putnam’s proprietary research

Putnam Research Fund is a broadly diversified U.S. stock fund. We believe it stands out from the crowd by virtue of our analysts’ fundamental research insights into the most powerful factors that can drive companies’ earnings growth. What’s more, we seek to anticipate the market’s missteps and consistently identify points where we can take a different perspective from the market consensus.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 9–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/19. See above and pages 9–10 for additional fund performance information. Index descriptions can be found on pages 13–14.

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Kate is Director of Equity Research. She has an M.B.A. from Yale School of Management and a B.A. from Wellesley College. Kate joined Putnam in 2014 and has been in the investment industry since 2008.

In addition to Kate, Jacquelyne J. Cavanaugh; Neil P. Desai; Andrew N. O’Brien, CFA; William C. Rives; and Walter D. Scully, CPA are Portfolio Managers of the fund.

How would you describe the investing environment for the six-month reporting period ended January 31, 2019?

From the beginning of the period until October 2018, the environment was generally supportive for U.S. stocks. Strong corporate profits, record-low unemployment, solid wage growth, and healthy consumer spending kept stock performance in positive territory. However, a number of geopolitical and global economic concerns began to erode investor confidence during the second half of the period. Rising U.S. interest rates, uncertainty surrounding the U.S.–China trade dispute, and slowed economic growth in Europe and China contributed to an increase in volatility, and markets moved lower. In December 2018, a sharp sell-off led to a brief decline of nearly 20% from recent highs in the U.S. stock market. The market rebounded shortly thereafter, and the S&P 500 Index advanced 8.0% for the month of January 2019.

How did the fund perform against this backdrop?

The fund’s class A shares before sales charge posted a loss of 3.75%, underperforming the benchmark, the S&P 500 Index, which posted

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Allocations are shown as a percentage of the fund’s net assets as of 1/31/19. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 1/31/19. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

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a loss of 3.00%. Fund performance was slightly below that of its Lipper peer group, Large-Cap Core Funds, which posted an average return of –3.70% for the period.

What were some specific contributors to fund performance?

We avoided owning NVIDIA, a visual computing company, and this strategy was the top contributor to fund performance for the period. Sales of the firm’s GPUs [graphic processing units] weakened over the period due to increased competition and reduced demand among the firm’s gaming and data center customers. Excess inventory also proved troublesome for the company. Not owning General Electric also aided results. Shares of the industrial conglomerate depreciated following news that it had cut its dividend for the first time since 2009, reported a $15 billion shortfall in its insurance reserves, and posted lackluster performance in its oil-and-gas business.

The fund’s position in U.S. power producer NRG Energy was a highlight for the period. Its shares appreciated in a down energy market due to strong cash flows, sales momentum, and technological innovation in its retail channels. Also notable was our investment in Korean video game developer NCSoft, which is not held in the benchmark. After a delay in launching several gaming titles, NCSoft announced it was on track to move its latest product releases to market in 2019. This news, along with robust mobile gaming sales, helped boost investor confidence in NCSoft over the period.

What were some holdings that detracted from fund performance?

Overexposure to Activision Blizzard proved to be a top detractor. The U.S. video gaming company behind such successful global franchises as Call of Duty and World of Warcraft reported declining monthly active users. A shortfall in quarterly revenues, the departure of two executives, and a failed gaming contract also eroded investor confidence over the period.

An overweight position in semiconductor capital equipment provider Applied Materials also negatively impacted performance. Investor sentiment turned incrementally negative given headwinds facing the industry. Falling memory chip prices and reduced global demand weighed heavily on the stock. Subsequently, we sold our position in Applied Materials during the period. DXC Technology, an enterprise IT provider, also detracted from results. We were initially encouraged by management’s plans to buy back company shares and reduce costs, but downbeat quarterly earnings and weakening sales resulted in stock price declines for the period.

What is your outlook for the investing environment going forward?

Following a challenging reporting period, we begin the second half of fiscal 2019 with optimism. We believe economic conditions in the United States will remain positive, with tailwinds from corporate tax-rate reform and continued growth in consumer discretionary spending. We may see some pockets of slowing economic growth in the United States, but we do not believe a recession is likely in 2019.

At the same time, we believe global trading tensions will remain a top concern for investors. As of December 2018, the trade conflict between China and the United States had shown signs of easing, with the two governments agreeing to postpone any additional tariffs for a period of 90 days. Also, the Federal Reserve lowered its expectations for rate increases in 2019 and has signaled greater flexibility as it considers the impact of a global economic slowdown. We believe that the U.S. economy is on stronger

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footing and inflationary concerns should remain low.

We believe we are in the late stages of an economic cycle, which can create more attractive pricing opportunities for active stock picking. In terms of the fund’s portfolio, we will continue to focus on our highest conviction names. The fund’s bottom-up research looks at the fundamentals of individual companies rather than at macroeconomic trends. This strategy helps drive fund performance from stock-specific risk and gives us the flexibility to diversify from the benchmark.

Thank you, Kate, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Data in the chart reflect a new calculation methodology put into effect on 10/1/18.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2019, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (10/2/95)
Before sales charge	8.47%	306.41%	15.05%	61.05%	10.00%	48.54%	14.10%	–2.70%	–3.75%
After sales charge	8.20	283.04	14.37	51.79	8.70	40.00	11.87	–8.30	–9.28
Class B (6/15/98)
Before CDSC	8.17	282.40	14.35	55.10	9.17	45.20	13.24	–3.43	–4.11
After CDSC	8.17	282.40	14.35	53.10	8.89	42.20	12.45	–7.63	–8.28
Class C (2/1/99)
Before CDSC	8.12	277.01	14.19	55.10	9.17	45.19	13.23	–3.46	–4.11
After CDSC	8.12	277.01	14.19	55.10	9.17	45.19	13.23	–4.30	–4.95
Class M (6/15/98)
Before sales charge	7.93	286.62	14.48	57.04	9.45	46.31	13.52	–3.22	–3.99
After sales charge	7.77	273.09	14.07	51.54	8.67	41.19	12.18	–6.60	–7.35
Class R (1/21/03)
Net asset value	8.20	296.46	14.77	59.06	9.73	47.43	13.81	–2.96	–3.85
Class R6 (6/29/15)
Net asset value	8.72	318.77	15.40	63.92	10.39	50.40	14.57	–2.33	–3.56
Class Y (4/4/00)
Net asset value	8.69	316.47	15.33	63.02	10.27	49.66	14.39	–2.49	–3.63

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

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For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Recent performance may have benefited from one or more legal settlements.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 1/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
S&P 500 Index	8.86%	304.63%	15.00%	68.19%	10.96%	48.23%	14.02%	–2.31%	–3.00%
Lipper Large-Cap
Core Funds category	8.20	264.77	13.69	56.66	9.34	43.15	12.66	–3.61	–3.70
average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/19, there were 760, 740, 638, 567, 442, and 89 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 1/31/19

Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y
Number	1		1	1	1		1	1	1
Income	$0.115		—	—	—		$0.010	$0.260	$0.221
Capital gains
Long-term gains	2.770		$2.770	$2.770	$2.770		2.770	2.770	2.770
Short-term gains	1.280		1.280	1.280	1.280		1.280	1.280	1.280
Total	$4.165		$4.050	$4.050	$4.050		$4.060	$4.310	$4.271
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
7/31/18	$35.35	$37.51	$32.79	$32.77	$33.72	$34.94	$34.88	$35.86	$35.71
1/31/19	29.80	31.62	27.34	27.32	28.27	29.30	29.42	30.21	30.08

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

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Fund performance as of most recent calendar quarter Total return for periods ended 12/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (10/2/95)
Before sales charge	8.15%	250.37%	13.36%	45.74%	7.82%	29.33%	8.95%	–4.77%	–7.61%
After sales charge	7.87	230.22	12.69	37.36	6.55	21.89	6.82	–10.24	–12.93
Class B (6/15/98)
Before CDSC	7.84	229.59	12.67	40.33	7.01	26.41	8.12	–5.51	–8.02
After CDSC	7.84	229.59	12.67	38.33	6.70	23.41	7.26	–9.62	–12.02
Class C (2/1/99)
Before CDSC	7.80	224.57	12.49	40.33	7.01	26.39	8.12	–5.52	–8.02
After CDSC	7.80	224.57	12.49	40.33	7.01	26.39	8.12	–6.34	–8.82
Class M (6/15/98)
Before sales charge	7.61	232.94	12.78	42.16	7.29	27.38	8.40	–5.27	–7.89
After sales charge	7.44	221.29	12.38	37.18	6.53	22.92	7.12	–8.58	–11.11
Class R (1/21/03)
Net asset value	7.88	241.42	13.07	43.93	7.56	28.35	8.67	–5.01	–7.74
Class R6 (6/29/15)
Net asset value	8.39	261.04	13.70	48.37	8.21	30.96	9.41	–4.39	–7.46
Class Y (4/4/00)
Net asset value	8.37	259.06	13.64	47.56	8.09	30.30	9.22	–4.55	–7.54

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 7/31/18	1.11%	1.86%	1.86%	1.61%	1.36%	0.70%	0.86%
Annualized expense ratio for the
six-month period ended 1/31/19	1.10%	1.85%	1.85%	1.60%	1.35%	0.70%	0.85%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 8/1/18 to 1/31/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.44	$9.13	$9.13	$7.90	$6.67	$3.47	$4.21
Ending value (after expenses)	$962.50	$958.90	$958.90	$960.10	$961.50	$964.40	$963.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 1/31/19, use the following calculation method. To find the value of your investment on 8/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.60	$9.40	$9.40	$8.13	$6.87	$3.57	$4.33
Ending value (after expenses)	$1,019.66	$1,015.88	$1,015.88	$1,017.14	$1,018.40	$1,021.68	$1,020.92

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

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Consider these risks before investing

Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

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ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2019, Putnam employees had approximately $477,000,000 and the Trustees had approximately $67,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Research Fund 15

The fund’s portfolio 1/31/19 (Unaudited)

COMMON STOCKS (98.7%)*	Shares	Value
Aerospace and defense (1.4%)
Boeing Co. (The)	8,686	$3,349,495
Textron, Inc.	17,009	905,389
		4,254,884
Automobiles (1.5%)
General Motors Co.	114,049	4,450,192
		4,450,192
Banks (6.1%)
Bank of America Corp.	245,025	6,975,862
Citigroup, Inc.	77,597	5,001,903
JPMorgan Chase & Co.	28,148	2,913,318
Wells Fargo & Co.	75,838	3,709,237
		18,600,320
Beverages (2.6%)
Coca-Cola Co. (The)	127,308	6,127,334
PepsiCo, Inc.	15,457	1,741,540
		7,868,874
Biotechnology (2.3%)
AbbVie, Inc.	8,265	663,597
Amgen, Inc.	6,859	1,283,387
Biogen, Inc. †	4,386	1,463,959
Celgene Corp. †	9,217	815,336
Gilead Sciences, Inc.	13,182	922,872
Regeneron Pharmaceuticals, Inc. †	1,445	620,295
Vertex Pharmaceuticals, Inc. †	6,895	1,316,324
		7,085,770
Building products (0.7%)
Fortune Brands Home & Security, Inc.	8,296	375,809
Johnson Controls International PLC	53,918	1,820,811
		2,196,620
Capital markets (4.7%)
Apollo Global Management, LLC Class A	7,963	233,157
BlackRock, Inc.	4,276	1,774,882
E*Trade Financial Corp.	49,711	2,319,515
Goldman Sachs Group, Inc. (The)	17,908	3,545,963
Intercontinental Exchange, Inc.	18,326	1,406,704
KKR & Co., Inc. Class A	150,646	3,382,003
Raymond James Financial, Inc.	23,813	1,916,947
		14,579,171
Chemicals (3.0%)
DowDuPont, Inc.	58,232	3,133,464
Ecolab, Inc.	2,237	353,826
FMC Corp.	17,107	1,365,139
Linde PLC (United Kingdom)	10,540	1,718,125
RPM International, Inc.	3,365	192,343
Sherwin-Williams Co. (The)	5,149	2,170,406
W.R. Grace & Co.	4,780	339,428
		9,272,731

16 Research Fund

COMMON STOCKS (98.7%)* cont.	Shares	Value
Commercial services and supplies (0.8%)
Waste Connections, Inc.	30,180	$2,521,841
		2,521,841
Construction materials (0.3%)
Summit Materials, Inc. Class A † S	59,841	913,174
		913,174
Consumer finance (—%)
Oportun Financial Corp. (acquired 6/23/15, cost $133,158) (Private) † ∆∆ F	46,722	100,179
		100,179
Containers and packaging (0.4%)
Ball Corp.	20,999	1,097,828
Packaging Corp. of America	2,382	224,670
		1,322,498
Diversified telecommunication services (1.5%)
AT&T, Inc.	83,205	2,501,142
Verizon Communications, Inc.	35,742	1,967,955
		4,469,097
Electric utilities (2.6%)
American Electric Power Co., Inc.	34,116	2,699,258
Duke Energy Corp.	11,640	1,021,759
Edison International	6,532	372,128
Exelon Corp.	46,732	2,231,921
NextEra Energy, Inc.	9,068	1,622,991
		7,948,057
Electrical equipment (1.1%)
Emerson Electric Co.	52,567	3,441,561
		3,441,561
Entertainment (3.2%)
Activision Blizzard, Inc.	63,456	2,997,662
Live Nation Entertainment, Inc. †	18,760	1,003,848
NCSOFT Corp. (South Korea)	3,337	1,405,831
NetEase, Inc. ADR (China)	7,488	1,886,452
Twenty-First Century Fox, Inc. Class A	23,596	1,163,519
Walt Disney Co. (The)	11,205	1,249,582
		9,706,894
Equity real estate investment trusts (REITs) (0.9%)
Gaming and Leisure Properties, Inc. R	37,531	1,407,413
SBA Communications Corp. † R	7,998	1,459,875
		2,867,288
Food and staples retail (2.3%)
BJ’s Wholesale Club Holdings, Inc. † S	59,421	1,563,367
Costco Wholesale Corp.	6,165	1,323,194
Walgreens Boots Alliance, Inc.	14,607	1,055,502
Walmart, Inc.	33,477	3,208,101
		7,150,164
Food products (1.1%)
Hershey Co. (The)	20,208	2,144,069
McCormick & Co., Inc. (non-voting shares)	10,899	1,347,552
		3,491,621

Research Fund 17

COMMON STOCKS (98.7%)* cont.	Shares	Value
Health-care equipment and supplies (4.6%)
Abbott Laboratories	10,652	$777,383
Baxter International, Inc.	19,579	1,419,282
Becton Dickinson and Co. (BD)	10,615	2,648,018
Boston Scientific Corp. †	25,299	965,157
Cooper Cos., Inc. (The)	3,404	948,899
Danaher Corp.	31,819	3,529,363
Edwards Lifesciences Corp. †	4,967	846,476
ICU Medical, Inc. †	4,025	1,001,420
Intuitive Surgical, Inc. †	2,750	1,440,010
Medtronic PLC	6,432	568,524
		14,144,532
Health-care providers and services (2.4%)
Cigna Corp.	15,819	3,160,794
CVS Health Corp.	5,936	389,105
McKesson Corp.	4,465	572,636
UnitedHealth Group, Inc.	11,704	3,162,421
		7,284,956
Hotels, restaurants, and leisure (2.5%)
Chipotle Mexican Grill, Inc. †	2,855	1,512,037
Hilton Worldwide Holdings, Inc.	26,617	1,982,434
MGM Resorts International	28,698	844,869
Wynn Resorts, Ltd.	12,421	1,527,907
Yum China Holdings, Inc. (China)	45,259	1,649,691
		7,516,938
Household products (2.1%)
Clorox Co. (The) S	9,507	1,410,649
Procter & Gamble Co. (The)	50,679	4,889,003
		6,299,652
Independent power and renewable electricity producers (0.6%)
NRG Energy, Inc.	48,290	1,975,544
		1,975,544
Industrial conglomerates (2.5%)
Honeywell International, Inc.	34,316	4,928,807
Roper Technologies, Inc.	9,938	2,815,038
		7,743,845
Insurance (2.7%)
American International Group, Inc.	38,749	1,675,119
Assured Guaranty, Ltd.	63,425	2,572,518
Chubb, Ltd.	8,645	1,150,217
Prudential PLC (United Kingdom)	147,901	2,881,675
		8,279,529
Interactive media and services (5.3%)
Alphabet, Inc. Class A †	8,215	9,249,187
Facebook, Inc. Class A †	35,028	5,838,817
Tencent Holdings, Ltd. (China)	25,200	1,133,819
		16,221,823

18 Research Fund

COMMON STOCKS (98.7%)* cont.	Shares	Value
Internet and direct marketing retail (3.9%)
Alibaba Group Holding, Ltd. ADR (China) † S	2,494	$420,214
Amazon.com, Inc. †	5,430	9,332,704
Booking Holdings, Inc. †	1,161	2,127,892
		11,880,810
IT Services (3.8%)
DXC Technology Co.	41,224	2,643,283
Fidelity National Information Services, Inc.	11,445	1,196,346
First Data Corp. Class A †	64,264	1,584,108
GoDaddy, Inc. Class A †	11,682	801,736
Visa, Inc. Class A	40,972	5,531,630
		11,757,103
Life sciences tools and services (0.5%)
Mettler-Toledo International, Inc. †	1,582	1,009,569
Thermo Fisher Scientific, Inc.	2,365	581,010
		1,590,579
Machinery (0.9%)
Deere & Co.	6,294	1,032,216
Fortive Corp.	24,925	1,869,126
		2,901,342
Media (1.3%)
Charter Communications, Inc. Class A †	6,290	2,082,305
Comcast Corp. Class A	53,872	1,970,099
		4,052,404
Metals and mining (0.3%)
Freeport-McMoRan, Inc. (Indonesia)	89,152	1,037,729
		1,037,729
Multi-utilities (0.7%)
CenterPoint Energy, Inc.	21,275	657,823
CMS Energy Corp.	12,079	629,799
Sempra Energy	8,410	983,802
		2,271,424
Oil, gas, and consumable fuels (5.3%)
Anadarko Petroleum Corp.	23,424	1,108,658
BP PLC (United Kingdom)	708,789	4,835,095
Cairn Energy PLC (United Kingdom) †	389,282	954,788
Cenovus Energy, Inc. (Canada)	445,412	3,478,007
ConocoPhillips	17,635	1,193,713
Enterprise Products Partners LP	63,865	1,767,145
Kinder Morgan, Inc.	126,765	2,294,447
Noble Energy, Inc.	26,056	582,091
		16,213,944
Pharmaceuticals (4.6%)
Bristol-Myers Squibb Co.	25,101	1,239,236
Eli Lilly & Co.	15,818	1,895,945
Jazz Pharmaceuticals PLC †	7,118	896,085
Johnson & Johnson	29,512	3,927,457
Merck & Co., Inc.	41,787	3,110,206
Nektar Therapeutics †	4,980	210,853
Pfizer, Inc.	65,453	2,778,480
		14,058,262

Research Fund 19

COMMON STOCKS (98.7%)* cont.	Shares	Value
Road and rail (1.7%)
Norfolk Southern Corp.	10,841	$1,818,469
Union Pacific Corp.	22,242	3,538,035
		5,356,504
Semiconductors and semiconductor equipment (3.8%)
Intel Corp.	52,878	2,491,611
NXP Semiconductors NV	39,075	3,400,697
ON Semiconductor Corp. †	111,469	2,233,839
Qualcomm, Inc.	70,806	3,506,313
		11,632,460
Software (6.3%)
Adobe, Inc. †	12,927	3,203,569
Everbridge, Inc. † S	22,464	1,389,623
Microsoft Corp.	109,458	11,430,696
Salesforce.com, Inc. †	22,470	3,414,766
		19,438,654
Specialty retail (2.9%)
Advance Auto Parts, Inc.	4,909	781,513
Burlington Stores, Inc. †	3,668	629,832
Home Depot, Inc. (The)	28,876	5,299,613
O’Reilly Automotive, Inc. †	1,617	557,315
TJX Cos., Inc. (The)	34,151	1,698,329
		8,966,602
Technology hardware, storage, and peripherals (2.4%)
Apple, Inc.	45,042	7,496,790
		7,496,790
Textiles, apparel, and luxury goods (0.7%)
NIKE, Inc. Class B	26,365	2,158,766
		2,158,766
Trading companies and distributors (0.4%)
Yellow Cake PLC (United Kingdom) †	376,804	1,186,118
		1,186,118
Total common stocks (cost $274,726,295)		$303,707,246

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value
Oportun Financial Corp. Ser. A-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$365) (Private) † ∆∆ F	128	$274
Oportun Financial Corp. Ser. B-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$6,955) (Private) † ∆∆ F	2,208	5,233
Oportun Financial Corp. Ser. C-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$16,334) (Private) † ∆∆ F	3,209	12,288
Oportun Financial Corp. Ser. D-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$23,689) (Private) † ∆∆ F	4,654	17,822
Oportun Financial Corp. Ser. E-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$13,286) (Private) † ∆∆ F	2,420	9,995
Oportun Financial Corp. Ser. F, 8.00% cv. pfd. (acquired 6/23/15, cost
$40,105) (Private) † ∆∆ F	5,222	30,172
Oportun Financial Corp. Ser. F-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$112,481) (Private) † ∆∆ F	39,467	84,623

20 Research Fund

CONVERTIBLE PREFERRED STOCKS (0.1%)* cont.		Shares	Value
Oportun Financial Corp. Ser. G, 8.00% cv. pfd. (acquired 6/23/15, cost
$142,232) (Private) † ∆∆ F		49,906	$107,006
Oportun Financial Corp. Ser. H, 8.00% cv. pfd. (acquired 2/6/15, cost
$206,805) (Private) † ∆∆ F		72,632	155,578
Total convertible preferred stocks (cost $562,252)			$422,991

	Principal amount/
SHORT-TERM INVESTMENTS (3.0%)*		shares	Value
Putnam Cash Collateral Pool, LLC 2.65% [d]	Shares	4,651,400	$4,651,400
Putnam Short Term Investment Fund 2.65% L	Shares	3,799,948	3,799,948
U.S. Treasury Bills 2.434%, 5/23/19 ∆		$543,000	539,032
U.S. Treasury Bills 2.467%, 5/9/19 ∆		363,000	360,670
Total short-term investments (cost $9,351,001)			$9,351,050

TOTAL INVESTMENTS
Total investments (cost $284,639,548)			$313,481,287

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2018 through January 31, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $307,738,932.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $523,170, or 0.2% of net assets.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $362,500 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $617,864 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

The dates shown on debt obligations are the original maturity dates.

Research Fund 21

FORWARD CURRENCY CONTRACTS at 1/31/19 (aggregate face value $18,755,147) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
	Bank of America N. A.
	British Pound	Sell	3/20/19	$5,561,080	$5,427,873	$(133,207)
	Canadian Dollar	Sell	4/17/19	1,371,602	1,323,505	(48,097)
	Euro	Buy	3/20/19	114,435	114,189	246
Barclays Bank PLC
	British Pound	Sell	3/20/19	2,766,540	2,748,354	(18,186)
	Canadian Dollar	Sell	4/17/19	341,795	330,954	(10,841)
	Goldman Sachs International
	British Pound	Sell	3/20/19	1,653,351	1,611,946	(41,405)
	Canadian Dollar	Sell	4/17/19	60,842	58,914	(1,928)
	Chinese Yuan	Sell	2/20/19	4,577,201	4,406,796	(170,405)
	JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	4/17/19	406,754	393,869	(12,885)
	South Korean Won	Sell	2/20/19	1,612,601	1,595,267	(17,334)
	State Street Bank and Trust Co.
	Canadian Dollar	Sell	4/17/19	765,551	741,514	(24,037)
	Israeli Shekel	Buy	4/17/19	2,018	1,966	52
	Unrealized appreciation					298
	Unrealized (depreciation)					(478,325)
Total						$(478,027)

* The exchange currency for all contracts listed is the United States Dollar.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/19 (Unaudited)
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International
$2,875,321	$2,983,876	$—	12/15/20	1 month USD-	Russell 2000 Total	$(106,398)
				LIBOR-BBA minus	Return Index —
				0.58% — Monthly	Monthly
Upfront premium received		—		Unrealized appreciation		—
Upfront premium (paid)		—		Unrealized (depreciation)		(106,398)
Total		$—		Total		$(106,398)

22 Research Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$31,910,568	$2,539,650	$—
Consumer discretionary	34,973,308	—	—
Consumer staples	24,810,311	—	—
Energy	16,213,944	—	—
Financials	41,459,020	—	100,179
Health care	44,164,099	—	—
Industrials	29,602,715	—	—
Information technology	50,325,007	—	—
Materials	12,546,132	—	—
Real estate	2,867,288	—	—
Utilities	12,195,025	—	—
Total common stocks	301,067,417	2,539,650	100,179
Convertible preferred stocks	—	—	422,991
Short-term investments	3,799,948	5,551,102	—
Totals by level	$304,867,365	$8,090,752	$523,170

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(478,027)	$—
Total return swap contracts	—	(106,398)	—
Totals by level	$—	$(584,425)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Research Fund 23

Statement of assets and liabilities 1/31/19 (Unaudited)

ASSETS
Investment in securities, at value, including $4,566,728 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $276,188,200)	$305,029,939
Affiliated issuers (identified cost $8,451,348) (Notes 1 and 5)	8,451,348
Foreign currency (cost $324) (Note 1)	62
Dividends, interest and other receivables	446,781
Receivable for shares of the fund sold	258,966
Receivable for investments sold	468,277
Unrealized appreciation on forward currency contracts (Note 1)	298
Prepaid assets	51,252
Total assets	314,706,923

LIABILITIES
Payable for investments purchased	1,004,992
Payable for shares of the fund repurchased	182,843
Payable for compensation of Manager (Note 2)	139,944
Payable for custodian fees (Note 2)	31,529
Payable for investor servicing fees (Note 2)	96,858
Payable for Trustee compensation and expenses (Note 2)	132,227
Payable for administrative services (Note 2)	3,029
Payable for distribution fees (Note 2)	67,655
Distributions payable to shareholders	190
Unrealized depreciation on OTC swap contracts (Note 1)	106,398
Unrealized depreciation on forward currency contracts (Note 1)	478,325
Collateral on securities loaned, at value (Note 1)	4,651,400
Other accrued expenses	72,601
Total liabilities	6,967,991

Net assets	$307,738,932

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$274,763,666
Total distributable earnings (Note 1)	32,975,266
Total — Representing net assets applicable to capital shares outstanding	$307,738,932

(Continued on next page)

24 Research Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($246,647,546 divided by 8,277,974 shares)	$29.80
Offering price per class A share (100/94.25 of $29.80)*	$31.62
Net asset value and offering price per class B share ($5,929,213 divided by 216,895 shares)**	$27.34
Net asset value and offering price per class C share ($10,802,695 divided by 395,482 shares)**	$27.32
Net asset value and redemption price per class M share ($4,459,684 divided by 157,763 shares)	$28.27
Offering price per class M share (100/96.50 of $28.27)*	$29.30
Net asset value, offering price and redemption price per class R share
($835,192 divided by 28,393 shares)	$29.42
Net asset value, offering price and redemption price per class R6 share
($9,618,676 divided by 318,422 shares)	$30.21
Net asset value, offering price and redemption price per class Y share
($29,445,926 divided by 979,016 shares)	$30.08

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Research Fund 25

Statement of operations Six months ended 1/31/19 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $14,822)	$2,720,742
Interest (including interest income of $54,428 from investments in affiliated issuers) (Note 5)	56,320
Securities lending (net of expenses) (Notes 1 and 5)	33,310
Total investment income	2,810,372

EXPENSES
Compensation of Manager (Note 2)	856,670
Investor servicing fees (Note 2)	308,461
Custodian fees (Note 2)	27,091
Trustee compensation and expenses (Note 2)	6,131
Distribution fees (Note 2)	411,301
Administrative services (Note 2)	5,335
Other	116,820
Total expenses	1,731,809
Expense reduction (Note 2)	(7,962)
Net expenses	1,723,847

Net investment income	1,086,525

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	3,563,988
Foreign currency transactions (Note 1)	(5,061)
Forward currency contracts (Note 1)	598,842
Futures contracts (Note 1)	285,819
Swap contracts (Note 1)	467,022
Written options (Note 1)	(1,618)
Total net realized gain	4,908,992

Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(16,928,482)
Assets and liabilities in foreign currencies	500
Forward currency contracts	(562,560)
Futures contracts	(11,372)
Swap contracts	(122,766)
Total change in net unrealized depreciation	(17,624,680)

Net loss on investments	(12,715,688)

Net decrease in net assets resulting from operations	$(11,629,163)

The accompanying notes are an integral part of these financial statements.

26 Research Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 1/31/19*	Year ended 7/31/18
Operations
Net investment income	$1,086,525	$1,331,799
Net realized gain on investments
and foreign currency transactions	4,908,992	34,810,538
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(17,624,680)	8,511,269
Net increase (decrease) in net assets resulting
from operations	(11,629,163)	44,653,606
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(829,416)	—
Class R	(286)	—
Class R6	(74,514)	—
Class Y	(187,208)	—
Net realized short-term gain on investments
Class A	(9,231,769)	—
Class B	(257,263)	—
Class C	(353,150)	—
Class M	(177,547)	—
Class R	(36,638)	—
Class R6	(366,836)	—
Class Y	(1,084,280)	—
From net realized long-term gain on investments
Class A	(19,978,125)	(3,929,292)
Class B	(556,733)	(131,081)
Class C	(764,238)	(296,577)
Class M	(384,222)	(75,355)
Class R	(79,287)	(25,967)
Class R6	(793,856)	(125,738)
Class Y	(2,346,450)	(217,211)
Increase in capital from settlement payments	—	25,090
Increase (decrease) from capital share transactions (Note 4)	35,894,570	(14,383,843)
Total increase (decrease) in net assets	(13,236,411)	25,493,632

NET ASSETS
Beginning of period	320,975,343	295,481,711
End of period (Note 1)	$307,738,932	$320,975,343

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Research Fund 27

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From net	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class A
January 31, 2019**	$35.35	.12	(1.50)	(1.38)	(.12)	(4.05)	(4.17)	—	$29.80	(3.75)*	$246,648	.56*	.36*	27*
July 31, 2018	31.03	.16	4.68	4.84	—	(.52)	(.52)	—[g]	35.35	15.74	260,951	1.11	.47	97
July 31, 2017	26.50	.20	4.62[f]	4.82	(.29)	—	(.29)	—	31.03	18.34[f]	243,013	1.15	.71	98
July 31, 2016	26.65	.16	(.01)	.15	(.30)	—	(.30)	—	26.50	.60	226,745	1.12[e]	.66[e]	75
July 31, 2015	24.22	.15	2.53	2.68	(.25)	—	(.25)	—	26.65	11.10	242,828	1.09	.57	105
July 31, 2014	20.46	.19	3.73	3.92	(.16)	—	(.16)	—	24.22	19.22	224,634	1.14	.84	96
Class B
January 31, 2019**	$32.79	—[d]	(1.40)	(1.40)	—	(4.05)	(4.05)	—	$27.34	(4.11)*	$5,929	.93*	(.02)*	27*
July 31, 2018	29.03	(.08)	4.36	4.28	—	(.52)	(.52)	—[g]	32.79	14.89	6,877	1.86	(.27)	97
July 31, 2017	24.82	(.01)	4.32[f]	4.31	(.10)	—	(.10)	—	29.03	17.41[f]	8,072	1.90	(.03)	98
July 31, 2016	24.97	(.02)	(.01)	(.03)	(.12)	—	(.12)	—	24.82	(.11)	8,989	1.87[e]	(.09)[e]	75
July 31, 2015	22.71	(.04)	2.37	2.33	(.07)	—	(.07)	—	24.97	10.25	10,102	1.84	(.18)	105
July 31, 2014	19.20	.02	3.50	3.52	(.01)	—	(.01)	—	22.71	18.33	9,558	1.89	.11	96
Class C
January 31, 2019**	$32.77	(.01)	(1.39)	(1.40)	—	(4.05)	(4.05)	—	$27.32	(4.11)*	$10,803	.93*	(.03)*	27*
July 31, 2018	29.02	(.08)	4.35	4.27	—	(.52)	(.52)	—[g]	32.77	14.86	8,931	1.86	(.26)	97
July 31, 2017	24.82	(.01)	4.32[f]	4.31	(.11)	—	(.11)	—	29.02	17.43[f]	16,774	1.90	(.05)	98
July 31, 2016	24.98	(.02)	(.01)	(.03)	(.13)	—	(.13)	—	24.82	(.11)	15,494	1.87[e]	(.09)[e]	75
July 31, 2015	22.74	(.04)	2.37	2.33	(.09)	—	(.09)	—	24.98	10.24	16,667	1.84	(.18)	105
July 31, 2014	19.23	.02	3.51	3.53	(.02)	—	(.02)	—	22.74	18.38	13,974	1.89	.09	96
Class M
January 31, 2019**	$33.72	.03	(1.43)	(1.40)	—	(4.05)	(4.05)	—	$28.27	(3.99)*	$4,460	.81*	.11*	27*
July 31, 2018	29.77	(.01)	4.48	4.47	—	(.52)	(.52)	—[g]	33.72	15.16	4,769	1.61	(.03)	97
July 31, 2017	25.43	.06	4.44[f]	4.50	(.16)	—	(.16)	—	29.77	17.76[f]	4,435	1.65	.22	98
July 31, 2016	25.60	.04	(.02)	.02	(.19)	—	(.19)	—	25.43	.12	4,864	1.62[e]	.16[e]	75
July 31, 2015	23.30	.02	2.42	2.44	(.14)	—	(.14)	—	25.60	10.50	5,332	1.59	.07	105
July 31, 2014	19.69	.08	3.59	3.67	(.06)	—	(.06)	—	23.30	18.67	4,281	1.64	.35	96
Class R
January 31, 2019**	$34.88	.08	(1.48)	(1.40)	(.01)	(4.05)	(4.06)	—	$29.42	(3.85)*	$835	.68*	.24*	27*
July 31, 2018	30.70	.08	4.62	4.70	—	(.52)	(.52)	—[g]	34.88	15.45	1,074	1.36	.23	97
July 31, 2017	26.21	.13	4.57[f]	4.70	(.21)	—	(.21)	—	30.70	18.02[f]	1,895	1.40	.45	98
July 31, 2016	26.41	.10	(.01)	.09	(.29)	—	(.29)	—	26.21	.38	1,724	1.37[e]	.43[e]	75
July 31, 2015	24.08	.06	2.54	2.60	(.27)	—	(.27)	—	26.41	10.81	2,344	1.34	.22	105
July 31, 2014	20.33	.13	3.72	3.85	(.10)	—	(.10)	—	24.08	18.97	245	1.39	.57	96

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28 Research Fund	Research Fund 29

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From net	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class R6
January 31, 2019**	$35.86	.19	(1.53)	(1.34)	(.26)	(4.05)	(4.31)	—	$30.21	(3.56)*	$9,619	.35*	.56*	27*
July 31, 2018	31.34	.30	4.74	5.04	—	(.52)	(.52)	—[g]	35.86	16.23	9,092.70		.89	97
July 31, 2017	26.76	.32	4.66[f]	4.98	(.40)	—	(.40)	—	31.34	18.83[f]	8,396.72		1.13	98
July 31, 2016	26.84	.25	—[d]	.25	(.33)	—	(.33)	—	26.76	.99	7,129	.72[e]	.99[e]	75
July 31, 2015†	26.31	.01	.52	.53	—	—	—	—	26.84	2.01*	10	.06*	.03*	105
Class Y
January 31, 2019**	$35.71	.16	(1.52)	(1.36)	(.22)	(4.05)	(4.27)	—	$30.08	(3.63)*	$29,446	.43*	.48*	27*
July 31, 2018	31.26	.23	4.74	4.97	—	(.52)	(.52)	—[g]	35.71	16.05	29,281.86		.69	97
July 31, 2017	26.70	.26	4.65[f]	4.91	(.35)	—	(.35)	—	31.26	18.59[f]	12,897.90		.90	98
July 31, 2016	26.84	.24	(.02)	.22	(.36)	—	(.36)	—	26.70	.88	5,662	.87[e]	.96[e]	75
July 31, 2015	24.39	.21	2.55	2.76	(.31)	—	(.31)	—	26.84	11.36	19,960.84		.81	105
July 31, 2014	20.59	.25	3.76	4.01	(.21)	—	(.21)	—	24.39	19.57	13,281.89		1.09	96

* Not annualized.

** Unaudited.

† For the period June 29, 2015 (commencement of operations) to July 31, 2015.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

f Reflects a non-recurring litigation payment received by the fund from Household International which amounted to the following amounts per share outstanding on May 8, 2017:

Per share
Class A	$0.49
Class B	0.46
Class C	0.46
Class M	0.47
Class R	0.48
Class R6	0.49
Class Y	0.49

This payment resulted in an increase to total returns of 1.87% for the year ended July 31, 2017.

g Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Countrywide Financial which amounted to less than $0.01 per share outstanding on November 29, 2017.

The accompanying notes are an integral part of these financial statements.

30 Research Fund	Research Fund 31

Notes to financial statements 1/31/19 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2018 through January 31, 2019.

Putnam Research Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of large U.S. companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined

32 Research Fund

by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Research Fund 33

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

34 Research Fund

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure to a basket of securities.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

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At the close of the reporting period, the fund had a net liability position of $584,425 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $362,500 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $4,651,400 and the value of securities loaned amounted to $4,566,728.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $285,283,199, resulting in gross unrealized appreciation and depreciation of $43,093,484 and $15,479,821, respectively, or net unrealized appreciation of $27,613,663.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined

36 Research Fund

in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

For the fiscal year ended July 31, 2018, the fund had undistributed net investment income of $986,689.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,
0.660%	of the next $5 billion,	0.490%	of the next $50 billion,
0.610%	of the next $10 billion,	0.480%	of the next $100 billion and
0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.278% of the fund’s average net assets.

Putnam Management has contractually agreed, through November 30, 2019, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution

Research Fund 37

accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$254,899	Class R	995
Class B	6,560	Class R6	2,383
Class C	9,304	Class Y	29,679
Class M	4,641	Total	$308,461

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $2,765 under the expense offset arrangements and by $5,197 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $217, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$313,742
Class B	1.00%	1.00%	32,259
Class C	1.00%	1.00%	45,735
Class M	1.00%	0.75%	17,114
Class R	1.00%	0.50%	2,451
Total			$411,301

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $13,717 and $83 from the sale of class A and class M shares, respectively, and received $584 and $47 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

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Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$84,941,617	$80,513,939
U.S. government securities (Long-term)	—	—
Total	$84,941,617	$80,513,939

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 1/31/19		YEAR ENDED 7/31/18
Class A	Shares	Amount	Shares	Amount
Shares sold	337,291	$10,128,966	579,905	$19,155,293
Shares issued in connection with
reinvestment of distributions	984,566	28,926,535	116,105	3,773,407
	1,321,857	39,055,501	696,010	22,928,700
Shares repurchased	(425,878)	(13,881,811)	(1,145,591)	(38,270,116)
Net increase (decrease)	895,979	$25,173,690	(449,581)	$(15,341,416)

	SIX MONTHS ENDED 1/31/19		YEAR ENDED 7/31/18
Class B	Shares	Amount	Shares	Amount
Shares sold	10,671	$317,334	5,031	$158,530
Shares issued in connection with
reinvestment of distributions	29,818	804,781	4,286	129,878
	40,489	1,122,115	9,317	288,408
Shares repurchased	(33,327)	(966,796)	(77,605)	(2,392,673)
Net increase (decrease)	7,162	$155,319	(68,288)	$(2,104,265)

	SIX MONTHS ENDED 1/31/19		YEAR ENDED 7/31/18
Class C	Shares	Amount	Shares	Amount
Shares sold	109,033	$2,905,084	56,897	$1,769,285
Shares issued in connection with
reinvestment of distributions	39,587	1,067,664	9,543	288,958
	148,620	3,972,748	66,440	2,058,243
Shares repurchased	(25,662)	(767,174)	(371,944)	(11,424,433)
Net increase (decrease)	122,958	$3,205,574	(305,504)	$(9,366,190)

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	SIX MONTHS ENDED 1/31/19		YEAR ENDED 7/31/18
Class M	Shares	Amount	Shares	Amount
Shares sold	4,514	$124,594	4,799	$153,873
Shares issued in connection with
reinvestment of distributions	20,092	560,573	2,399	74,632
	24,606	685,167	7,198	228,505
Shares repurchased	(8,265)	(248,164)	(14,753)	(470,687)
Net increase (decrease)	16,341	$437,003	(7,555)	$(242,182)

	SIX MONTHS ENDED 1/31/19		YEAR ENDED 7/31/18
Class R	Shares	Amount	Shares	Amount
Shares sold	6,507	$190,149	6,802	$222,427
Shares issued in connection with
reinvestment of distributions	2,973	86,269	364	11,692
	9,480	276,418	7,166	234,119
Shares repurchased	(11,870)	(355,426)	(38,097)	(1,250,719)
Net decrease	(2,390)	$(79,008)	(30,931)	$(1,016,600)

	SIX MONTHS ENDED 1/31/19		YEAR ENDED 7/31/18
Class R6	Shares	Amount	Shares	Amount
Shares sold	63,067	$2,261,749	52,309	$1,817,689
Shares issued in connection with
reinvestment of distributions	41,492	1,235,206	3,824	125,738
	104,559	3,496,955	56,133	1,943,427
Shares repurchased	(39,663)	(1,274,586)	(70,478)	(2,346,904)
Net increase (decrease)	64,896	$2,222,369	(14,345)	$(403,477)

	SIX MONTHS ENDED 1/31/19		YEAR ENDED 7/31/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	190,455	$6,373,136	543,905	$18,670,897
Shares issued in connection with
reinvestment of distributions	121,129	3,591,466	6,086	199,508
	311,584	9,964,602	549,991	18,870,405
Shares repurchased	(152,542)	(5,184,979)	(142,539)	(4,780,118)
Net increase	159,042	$4,779,623	407,452	$14,090,287

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Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 7/31/18	cost	proceeds	income	of 1/31/19
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$4,225,975	$15,889,720	$15,464,295	$30,143	$4,651,400
Putnam Short Term
Investment Fund**	8,552,780	22,006,662	26,759,494	54,428	3,799,948
Total Short-term
investments	$12,778,755	$37,896,382	$42,223,789	$84,571	$8,451,348

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$—*
Written equity option contracts (contract amount)	$—*
Futures contracts (number of contracts)	3
Forward currency contracts (contract amount)	$22,900,000
OTC total return swap contracts (notional)	$3,000,000

* For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

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The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$298	Payables	$478,325
Equity contracts	Receivables	—	Payables	106,398
Total		$298		$584,723

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$598,842	$—	$598,842
Equity contracts	1,078	285,819	—	467,022	753,919
Total	$1,078	$285,819	$598,842	$467,022	$1,352,761

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as		Forward
hedging instruments		currency
under ASC 815	Futures	contracts	Swaps	Total
Foreign exchange
contracts	$—	$(562,560)	$—	(562,560)
Equity contracts	(11,372)	—	(122,766)	(134,138)
Total	$(11,372)	$(562,560)	$(122,766)	$(696,698)

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Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Goldman Sachs International	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	Total
Assets:
OTC Total return swap contracts*#	$—	$—	$—	$—	$—	$—
Forward currency contracts#	246	—	—	—	52	298
Total Assets	$246	$—	$—	$—	$52	$298
Liabilities:
OTC Total return swap contracts*#	—	—	106,398	—	—	106,398
Forward currency contracts#	181,304	29,027	213,738	30,219	24,037	478,325
Total Liabilities	$181,304	$29,027	$320,136	$30,219	$24,037	$584,723
Total Financial and Derivative	$(181,058)	$(29,027)	$(320,136)	$(30,219)	$(23,985)	$(584,425)
Net Assets
Total collateral received (pledged)†##	$(140,949)	$—	$(221,551)	$—	$—
Net amount	$(40,109)	$(29,027)	$(98,585)	$(30,219)	$(23,985)
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$(140,949)	$—	$(221,551)	$—	$—	$(362,500)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

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Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 Research Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
The Putnam Advisory Company, LLC	Manoj P. Singh	Vice President and
100 Federal Street		Assistant Treasurer
Boston, MA 02110	Officers
	Robert L. Reynolds	Mark C. Trenchard
Marketing Services	President	Vice President and
Putnam Retail Management		BSA Compliance Officer
100 Federal Street	Jonathan S. Horwitz
Boston, MA 02110	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Custodian	and Compliance Liaison	Proxy Voting and Corporate
State Street Bank		Governance, Assistant Clerk,
and Trust Company	Robert T. Burns	and Assistant Treasurer
Vice President and
Legal Counsel	Chief Legal Officer	Denere P. Poulack
Ropes & Gray LLP		Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Research Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

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SA067 315312 3/19

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 28, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: March 28, 2019